UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: May 5, 2008

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

AMR Corporation is filing herewith a press release issued on May 5, 2008 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report April traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  May 5, 2008

EXHIBIT INDEX

Exhibit    Description

99.1	Press Release

                                                                                     CONTACT:           Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE: Monday, May 5, 2008

AMERICAN AIRLINES REPORTS APRIL TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported an April load factor of 80.1 percent – a decline of 2.0 points compared to the same period last year.  Traffic decreased 6.6 percent year over year and capacity decreased 4.3 percent, driven in large part by MD-80 inspection cancellations in early April.
Domestic traffic decreased 8.4 percent year over year on 5.9 percent less capacity.  International traffic decreased by 3.1 percent relative to last year on a capacity decrease of 1.5 percent.
American boarded 7.5 million passengers in April.

About American Airlines
American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve nearly 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com, We know why you fly and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)
Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

April
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,787,244	11,547,163	-6.6%
D.O.T. DOMESTIC	6,921,974	7,559,179	-8.4
INTERNATIONAL	3,865,270	3,987,985	-3.1
ATLANTIC	1,588,251	1,677,253	-5.3
LATIN AMERICA	1,849,488	1,873,469	-1.3
PACIFIC	427,531	437,263	-2.2

AVAILABLE SEAT MILES (000)
SYSTEM	13,459,159	14,061,576	-4.3%
D.O.T. DOMESTIC	8,425,640	8,949,620	-5.9
INTERNATIONAL	5,033,519	5,111,956	-1.5
ATLANTIC	1,982,176	2,080,295	-4.7
LATIN AMERICA	2,505,356	2,471,368	1.4
PACIFIC	545,987	560,294	-2.6

LOAD FACTOR
SYSTEM	80.1%	82.1%	-2.0	Pts
D.O.T. DOMESTIC	82.2	84.5	-2.3
INTERNATIONAL	76.8	78.0	-1.2
ATLANTIC	80.1	80.6	-0.5
LATIN AMERICA	73.8	75.8	-2.0
PACIFIC	78.3	78.0	0.3

PASSENGERS BOARDED	7,543,051	8,201,916	-8.0%

SYSTEM CARGO TON MILES (000)	175,301	181,858	-3.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

Year-to-Date April
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	43,269,805	44,113,668	-1.9%
D.O.T. DOMESTIC	27,609,541	28,900,285	-4.5
INTERNATIONAL	15,660,264	15,213,384	2.9
ATLANTIC	5,639,643	5,617,637	0.4
LATIN AMERICA	8,273,613	7,801,289	6.1
PACIFIC	1,747,008	1,794,458	-2.6

AVAILABLE SEAT MILES (000)
SYSTEM	54,503,948	55,742,445	-2.2%
D.O.T. DOMESTIC	34,245,104	35,750,274	-4.2
INTERNATIONAL	20,258,844	19,992,170	1.3
ATLANTIC	7,479,721	7,490,110	-0.1
LATIN AMERICA	10,622,265	10,288,251	3.2
PACIFIC	2,156,858	2,213,809	-2.6

LOAD FACTOR
SYSTEM	79.4%	79.1%	0.3	Pts
D.O.T. DOMESTIC	80.6	80.8	-0.2
INTERNATIONAL	77.3	76.1	1.2
ATLANTIC	75.4	75.0	0.4
LATIN AMERICA	77.9	75.8	2.1
PACIFIC	81.0	81.1	-0.1

PASSENGERS BOARDED	30,593,580	31,506,270	-2.9%

SYSTEM CARGO TON MILES (000)	680,222	705,570	-3.6%

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Current AMR Corp. news releases can be accessed via the Internet.
The address is http://www.aa.com